UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2014

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 640-5 Avenue SW, Calgary, Alberta, Canada	T2P 3G4
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                                           Bankruptcy or Receivership.

As previously disclosed, on September 25, 2013, Lone Pine Resources Inc. (“Lone Pine”) and its subsidiaries, including Lone Pine Resources Canada Ltd. (“LPR Canada”), commenced proceedings (collectively the “Creditor Protection Proceedings”) in the Court of Queen’s Bench of Alberta (the “Canadian Court”) under the Companies’ Creditors Arrangement Act (“CCAA”) and ancillary proceedings in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) under Chapter 15 of the United States Bankruptcy Code (“Chapter 15”).

On January 9, 2014, the Canadian Court issued an order (the “Sanction Order”) sanctioning and approving Lone Pine’s previously announced First Amended and Restated Plan of Compromise and Arrangement (the “Plan”) under the CCAA. On January 10, 2014, the U.S. Court issued an order (the “U.S. Recognition Order”) recognizing and enforcing the Sanction Order in the United States under Chapter 15.

The following is a summary of the material features of the Plan, and is qualified in its entirety by reference to the Plan filed as Exhibit 2.1. Capitalized terms used herein without definition have the meaning ascribed to them in the Plan.

(a)                                         Debt Exchange.  The exchange of all Notes and other Affected Unsecured Claims in consideration for new common equity in the Restructured Group in the form of voting common shares of LPR Canada, together with concurrently issued voting common shares of Lone Pine and, if applicable, any Backstopper’s Pro-Rata Share of the Backstop Amount, except for Affected Unsecured Claims of Cash Pool Creditors;

(b)                                         New Investment.  An offering to Qualifying Unsecured Creditors of an amount between a minimum of US$100,000,000 and a maximum of US$110,000,000 in new preferred equity in the Restructured Group in the form of new redeemable convertible preferred shares of LPR Canada, together with concurrently issued multiple voting shares of Lone Pine, pursuant to which such Qualifying Unsecured Creditors may, at their election, invest additional capital and purchase their pro rata share of the New Investment;

(c)                                          Backstop Commitment.  The issuance of all such LPRC Preferred Shares and concurrently issued LPRI Multiple Voting Common Shares, pursuant to the Backstop Commitment, so as to ensure that the Restructured Group realizes the full New Investment Amount;

(d)                                         Repayment of Credit Facility.  The repayment in full of all existing secured bank debt with proceeds from the New Investment and borrowings under the New Credit Facility;

(e)                                          Cancellation of Existing Parent Shares, Equity Interests and Equity Claims.  The cancellation of all Existing Parent Shares, Equity Interests and Equity Claims for no consideration.  As of the date hereof, Lone Pine had 86,860,176 Existing Parent Shares outstanding;

(f)                                           Cash Pool Creditors.  The payment in cash of Affected Unsecured Claims of Cash Pool Creditors that are, or that the holder thereof elects to reduce to, $10,000 or less, subject to an aggregate maximum Distributable Amount limit of $700,000 for all such claims and prorating in the event that such Affected Unsecured Claims exceed the maximum Distributable Amount; and

(g)                                          Releases.  On the Plan Implementation Date, the Released Parties will be released and forever discharged from any and all demands, claims, actions, causes of action, counterclaims, suits, debts, sums of money, accounts, covenants, damages, judgments, orders (including for injunctive relief or specific performance and compliance orders), expenses, executions, Encumbrances, and other recoveries on account of any liability, obligation, demand or causes of action of whatever nature, including claims for contribution or indemnity, which any Creditor or other Person may be entitled to assert (including pursuant to common law or statutory liabilities of directors, officers, managers or members of any of the Debtors), whether known or unknown, matured or unmatured, direct, indirect or derivative, foreseen or unforeseen, existing or later arising, based in whole or in part of any act, omission, transaction, duty, responsibility, indebtedness, liability, obligation, conduct, dealing or other occurrence existing or taking place on or prior to the later of the Plan Implementation Date and the date on which actions are taken to implement the Plan, that are in any way relating to, arising out of or in connection with the Affected Claims, the Note Indenture, the Current Credit Agreement, the Current Credit Facility, the Equity Interests, any Equity Claims, the Support

Agreement, any Support Joinder, the Backstop Agreement, the New Shares, any Claims, the business and affairs of the LPR Group whenever or however conducted, the administration and/or management of the LPR Group, the Recapitalization, the Plan, the CCAA Proceeding, the Chapter 15 Cases, or any matter or transaction involving any of the Debtors done, occurring or undertaken in connection with the Recapitalization or the Plan.

Lone Pine incorporates by reference the information contained in Part I - Item 1, of its Form 10-Q for the period ended September 30, 2013, with respect to its assets and liabilities.

Item 7.01                                           Regulation FD Disclosure.

On January 9, 2014, Lone Pine issued a press release, attached hereto as Exhibit 99.1, announcing that the Canadian Court had issued the Sanction Order.

On January 10, 2014, Lone Pine issued a press release, attached hereto as Exhibit 99.2, announcing that the U.S. Court had issued the U.S. Recognition Order.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

2.1	First Amended and Restated Plan of Compromise and Arrangement dated December 27, 2013
99.1	Lone Pine Resources Inc. press release dated January 9, 2014.
99.2	Lone Pine Resources Inc. press release dated January 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated: January 15, 2014	By:	/s/ Charles R. Kraus
Charles R. Kraus
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	First Amended and Restated Plan of Compromise and Arrangement dated December 27, 2013
99.1	Lone Pine Resources Inc. press release dated January 9, 2014.
99.2	Lone Pine Resources Inc. press release dated January 10, 2014.